                                                                      EXHIBIT 21

                         COMPUTER SCIENCES CORPORATION

                 SIGNIFICANT ACTIVE SUBSIDIARIES AND AFFILIATES
                              AS OF MARCH 28, 2003

NAME                                                           JURISDICTION OF ORGANIZATION
----                                                          ------------------------------
Advanced Repair Technology International Ltd.
  (Partnership).............................................  Texas
AdvanceMed Corporation......................................  Virginia
Aerospace Center Support (Partnership)......................  Tennessee
Alliance-One Services, Inc. ................................  Delaware
ASL Automated (Thailand) Ltd. ..............................  Thailand
ASL Automated Services (Thailand) Limited...................  Thailand
Automated Systems (HK) Limited..............................  Hong Kong
Automated Systems (PRC) Limited.............................  Hong Kong
Beijing Automated Computer Systems Company Limited..........  The People's Republic of China
Century Aero, L.L.C. .......................................  Nevada
Century Capital Services Corporation........................  Nevada
Century Corporation.........................................  Nevada
Century Credit Corporation..................................  Nevada
Century Financial GmbH......................................  Germany
Century Leasing Corporation.................................  Nevada
Century Subsidiary Corporation..............................  Nevada
Comline Dotcom Sdn Bhd......................................  Malaysia
Com-Line Systems Sdn Bhd....................................  Malaysia
Computer Sciences Canada Inc. ..............................  Canada
Computer Sciences Corporation India Private Limited.........  India
Computer Sciences Espana, S.A. .............................  Spain
Computer Sciences Gestion S.A. .............................  France
Computer Sciences Raytheon (Partnership)....................  Florida
Computer Systems Advisers (M) Bhd...........................  Malaysia
Continental Grand, Limited Partnership......................  Nevada
Continuum (Deutschland) GmbH................................  Germany
Continuum Direct Limited....................................  United Kingdom
CSA Automated Private Limited...............................  Singapore
CSA Private Limited.........................................  Singapore
CSC Accounts Management, Inc. ..............................  Texas
CSC Arabia Ltd..............................................  Saudi Arabia
CSC Australia Pty. Limited..................................  Australia
CSC Computer Sciences (Portugal) Lda........................  Portugal
CSC Computer Sciences (South Africa)(Pty) Limited...........  South Africa
CSC Computer Sciences Argentina S.R.L. .....................  Argentina
CSC Computer Sciences B.V. .................................  Netherlands
CSC Computer Sciences Caribbean Inc. .......................  Nevada
CSC Computer Sciences Colombia Ltda. .......................  Colombia
CSC Computer Sciences Consulting Austria AG.................  Austria
CSC Computer Sciences Corporation Chile Limitada............  Chile
CSC Computer Sciences do Brasil Ldta. ......................  Brazil

                         COMPUTER SCIENCES CORPORATION

                 SIGNIFICANT ACTIVE SUBSIDIARIES AND AFFILIATES
                              AS OF MARCH 28, 2003

NAME                                                           JURISDICTION OF ORGANIZATION
----                                                          ------------------------------
CSC Computer Sciences HK Limited............................  Hong Kong
CSC Computer Sciences Ireland Limited.......................  Ireland
CSC Computer Sciences Italia S.p.A. ........................  Italy
CSC Computer Sciences Japan Co., Ltd........................  Japan
CSC Computer Sciences Korea YH..............................  Korea
CSC Computer Sciences Limited...............................  United Kingdom
CSC Computer Sciences Peru S.R.L. ..........................  Peru
CSC Computer Sciences Polska Sp. zO.O.......................  Poland
CSC Computer Sciences Pte Limited...........................  Singapore
CSC Computer Sciences S.A. .................................  France
CSC Computer Sciences S.A. .................................  Luxembourg
CSC Computer Sciences s.r.o. ...............................  Czech Republic
CSC Computer Sciences SARL..................................  Switzerland
CSC Computer Sciences Sdn Bhd...............................  Malaysia
CSC Computer Sciences spol. S.r.o. .........................  Slovakia
CSC Computer Sciences Taiwan Limited........................  Republic of China
CSC Computer Sciences VOF/SNC (Partnership).................  Belgium
CSC Computer Sciences, S. de R.L. de C.V. ..................  Mexico
CSC Consulting B.V. ........................................  Netherlands
CSC Consulting Group A/S....................................  Denmark
CSC Consulting, Inc. .......................................  Massachusetts
CSC Corporation Limited.....................................  United Kingdom
CSC Credit Services, Inc. ..................................  Texas
CSC Danmark A/S.............................................  Denmark
CSC Datalab A/S.............................................  Denmark
CSC Deutschland Akademie GmbH...............................  Germany
CSC Energy Services, Inc. ..................................  Nevada
CSC Enterprises (Partnership)...............................  Delaware
CSC Financial Services (Proprietary) Limited................  South Africa
CSC Financial Services GmbH.................................  Germany
CSC Financial Services S.A. ................................  France
CSC Financial Services Schweiz AG...........................  Switzerland
CSC Financial Services Software Solutions Austria GmbH......  Austria
CSC Financial Solutions Ireland Limited.....................  Ireland
CSC Financial Solutions Limited.............................  United Kingdom
CSC FSG Limited.............................................  United Kingdom
CSC Healthcare Inc. ........................................  California
CSC Hungary Information Technology Services Kft.............  Hungary
CSC Infogerance S.A. .......................................  France
CSC InfoSer S.p.A. .........................................  Italy
CSC International Systems Management Inc. ..................  Nevada
CSC Italia Srl..............................................  Italy
CSC Japan, Ltd. ............................................  Delaware

                         COMPUTER SCIENCES CORPORATION

                 SIGNIFICANT ACTIVE SUBSIDIARIES AND AFFILIATES
                              AS OF MARCH 28, 2003

NAME                                                           JURISDICTION OF ORGANIZATION
----                                                          ------------------------------
CSC Leaseco Inc. ...........................................  Nevada
CSC Logic, Inc. ............................................  Texas
CSC Logic/MSA L.L.P. .......................................  Texas
CSC Managed Services GmbH...................................  Germany
CSC New Zealand Limited.....................................  New Zealand
CSC Ploenzke AG.............................................  Germany
CSC ProduktSystems GmbH.....................................  Germany
CSC Property UK Limited.....................................  United Kingdom
CSC Scandihealth A/S........................................  Denmark
CSC Services Management B.V. ...............................  Netherlands
CSC Services Management Ireland Limited.....................  Ireland
CSC Services No. 1 Limited..................................  United Kingdom
CSC Services No. 2 Limited..................................  United Kingdom
CSC SoftwareConsult GmbH & Co. OHG (Partnership)............  Germany
CSC Solutions Danmark A/S...................................  Denmark
CSC Solutions Norge AS......................................  Norway
CSC Solutions Sverige AB....................................  Sweden
CSC Strategic Services GmbH.................................  Germany
CSC Sverige AB..............................................  Sweden
CSC Switzerland AG..........................................  Switzerland
CSC Technologies Deutschland GmbH...........................  Germany
CSC Technology Services Pty Ltd.............................  Australia
Dekru B.V. .................................................  Netherlands
Dyn Marine Services of Virginia, Inc. ......................  Virginia
Dyn Marine Services, Inc. ..................................  California
Dyn Network Management, Inc. ...............................  Virginia
DynCorp.....................................................  Delaware
DynCorp Advanced Repair Technology, Inc. ...................  Virginia
DynCorp Aerospace Operations (UK) Ltd. .....................  United Kingdom
DynCorp Aerospace Operations, Inc. .........................  Delaware
DynCorp Aviation Services, Inc. ............................  Virginia
DynCorp Biotechnology and Health Services, Inc. ............  Virginia
DynCorp Information Systems LLC.............................  Delaware
DynCorp International Aero Services LLC.....................  Delaware
DynCorp International Global Services FZ LLC................  United Arab Emirates
DynCorp International LLC...................................  Delaware
DynCorp International Services GmbH.........................  Germany
DynCorp International Services, Inc. .......................  Virginia
DynCorp of Colorado, Inc. ..................................  Delaware
DynCorp Systems & Solutions LLC.............................  Delaware
DynCorp Technical Services International B.V. ..............  Netherlands
DynCorp Technical Services LLC..............................  Delaware
DynCorp Techserv LLC........................................  Delaware

                         COMPUTER SCIENCES CORPORATION

                 SIGNIFICANT ACTIVE SUBSIDIARIES AND AFFILIATES
                              AS OF MARCH 28, 2003

NAME                                                           JURISDICTION OF ORGANIZATION
----                                                          ------------------------------
DynCorp Tri-Cities Services, Inc. ..........................  Washington
DynCorp Viar, Inc. .........................................  Virginia
DynEDRS, Inc. ..............................................  Virginia
DynFunding Corporation......................................  Delaware
DynKePRO L.L.C. ............................................  Delaware
DynMcDermott Petroleum Operations Company...................  Louisiana
DynMeridian Corporation.....................................  Virginia
DynPar L.L.C. ..............................................  Oklahoma
DynPort Vaccine Company LLC.................................  Virginia
DynSpace Corporation........................................  Virginia
DynTel Corporation..........................................  Virginia
Experteam S.A./N.V. ........................................  Belgium
Grupo DynCorp de Mexico S.A. de C.V. .......................  Mexico
InfoCredit Express, L.L.C. .................................  Nevada
InfoCredit Services, LLC....................................  Nevada
Innovative Banking Solutions AG.............................  Germany
Life Software Holding, Inc. ................................  Delaware
Merrill Lynch CICG, Limited Partnership.....................  Delaware
Merrill Lynch Partnership Holdings, LLC.....................  Delaware
Mississippi Space Services (Partnership)....................  Mississippi
Mynd Asia Pacific Pty Limited...............................  Australia
Mynd Corporation............................................  South Carolina
Mynd Corporation f/k/a CYBERTEK Corporation.................  Texas
Mynd Corporation f/k/a The Leverage Group, Inc. ............  Connecticut
Mynd International, Ltd.....................................  Delaware
Mynd Limited................................................  Hong Kong
Mynd Partners f/k/a Legalgard Partners, L.P. ...............  Pennsylvania
Mynd Partners, L.P. f/k/a Cybertek Solutions, L.P. .........  Texas
NCCIM, LLC..................................................  Delaware
Nichols InfoTec Corporation.................................  Delaware
Paxus Australia Pty. Limited................................  Australia
PT. CSC Computer Sciences...................................  Indonesia
Reflexon AG.................................................  Switzerland
Sofadec SARL................................................  France
Software Business Solutions Srl.............................  Italy
Software Services Holding, Inc. ............................  Delaware
Test & Experimentation Services Co. ........................  Texas
Welkin Associates, Ltd......................................  Virginia
Worldwide Humanitarian Services LLC.........................  Delaware